UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

BEASLEY BROADCAST GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BEASLEY BROADCAST GROUP, INC. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 25, 2025 12:00 PM EDT 3033 Riviera Dr. # 200, Naples, FL 34103 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER • This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to security holders are available at www.proxydocs.com/BBGI If you want to receive a paper or e-mail copy of the documents for the Annual Meeting, or for future meetings of stockholders, you must make a request. There is no charge to you for requesting paper or e-mail copies. Please make your request as instructed below on or before June 11, 2025, to facilitate timely delivery. Proxy Statement TO REQUEST MATERIAL: TO VOTE: TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers) E-MAIL: help@equiniti.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directions to the Annual Meeting, contact us at 239-263-5000. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. You may enter your voting instructions up until 11:59 PM Eastern Time on June 24, 2025. Matters to be acted on: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 4 AND 5, AND FOR "1 YEAR" FOR PROPOSAL 3. 1. To elect six (6) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. NOMINEES: Michael J. Fiorile Gordon H. Smith Brian E. Beasley Bruce G. Beasley Caroline Beasley PeterA. Bordes, Jr. (For Class A Common Stockholders) (For Class A Common Stockholders) (For All Classes of Common Stockholders) (For All Classes of Common Stockholders) (For All Classes of Common Stockholders) (For All Classes of Common Stockholders) 2. Advisory vote to approve named executive officer compensation. 3. Advisory vote on the frequency of future votes to approve named executive officer compensation. 4. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. 5. Approval of the 2025 Equity Incentive Award Plan. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of stockholders and any adjournment thereof. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 28, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Please note that you cannot use this notice to vote by mail.